Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
January 21, 2021, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Earnings

Fairfax, Virginia – January 21, 2021 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported record net income of $15.7 million for 2020, which represents a 10.54% Return on Average Equity (ROAE), a 1.05% Return on Average Assets (ROAA) and $1.85 per share of common stock (basic and diluted).

Net interest income and noninterest income for the year-ended December 31, 2020 increased to $45.9 million and $7.5 million, respectively. Net interest income and noninterest income for the year-ended December 31, 2020 increased 16.5% and 54%, respectively, over the same period in 2019.  The Company realized $2.6 million of the $5.8 million recognized as fee income from the Paycheck Protection Program (PPP) during the year.

Total assets were $1.6 billion, an increase of 29% from the previous year-end.  Net loans were $1.3 billion as of December 31, 2020, which included $135 million of the original $173 million in loans related to the PPP (22% were forgiven/repaid during 2020). Asset quality remains strong with non-performing assets and Other Real Estate Owned (OREO) representing only 0.08% of total assets as of December 31, 2020.

Non-interest-bearing deposits were $371 million, representing 26% of total deposits as of December 31, 2020.  Total deposits as of December 31, 2020 were $1.4 billion, and core deposits represent a healthy 72% of total deposits.

“The strong year-end results can be attributed to the Bank’s breakneck performance in response to the pandemic, both at the start and throughout the entire year,” said Abdul Hersiburane, President of MainStreet Bank.  “The Bank worked with all borrowers in order to assist, where prudent, with providing meaningful liquidity through the Paycheck Protection Plan, the Main Street Lending Program, payment deferrals and/or shifting to interest-only payments for a period.”

With the hospitality industry being most hard-hit, the team worked closely throughout the year with the 14 operating hotels in the Bank’s portfolio.  Since April 2020, monthly Smith Travel Research (STR) reports for the portfolio of hotels showed favorable trends for occupancy.  As of January 2021, all previously reported borrowers with payment deferrals are scheduled to be back to making monthly payments.

The Company analyzed the loan portfolio and made a special pandemic provision to the Allowance for Loan and Lease Losses (ALLL) on June 30, 2020 in the amount of $4.5 million.  That special provision included a $1.76 million loan outstanding for one Commercial & Industrial (C&I) borrower that was immediately and fully impacted by the pandemic, $2.0 million for commercial borrowers with potential liquidity concerns and $760,000 for the indirect auto portfolio.

“At its outset, we didn’t have a good sense of the pandemic’s potential to affect the U.S. Economy or our market,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares Inc. and MainStreet Bank.  “As the year progressed, through a combination of federal programs and regulatory easing, our borrower’s collective confidence started to return.  The vaccine approval announcements in December gave confirmation that the end was in sight.  As a result of the significant changes in data and information available, we determined it would be prudent to update our special pandemic loan loss provision.”

The Company released $3.15 million from the Allowance for Loan and Lease Losses at year-end, as recapped in the table below.

Fourth Quarter Changes to the Allowance for Loan and Lease Losses
(000's)
Beginning Balance September 30, 2020	$14,345
+ Current Year Recovery (1)	1,498
- Release of Specific Reserve for Repaid Loan	329
- Release of Pandemic Provision for indirect loans (2)	500
- Release of Provision for Loans reclassified as Held for Sale (3)	825
+ Provision for Quarter Growth	186
- Release of Loss Recovery	1,498
Ending Balance December 31, 2020	$12,877

(1)	The Bank recovered $1.498 million of a loan charged-off earlier in the year.
(2)	The indirect loan portfolio losses for the year were less than previous years, so $500,000 was released from the special pandemic provision for indirect loans.
(3)

The Company reclassified approximately $60 million in investor-owned commercial real estate loans as loans held for sale. The loan sale should take place in the first quarter of 2021 and the Company released the associated provision to the ALLL prior to year-end 2020.

The $2.0 million that was previously allocated to commercial borrowers remains intact for the pandemic provision to the ALLL as of December 31, 2020.

ABOUT MAINSTREET BANK:  MainStreet operates seven branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a full complement of payment solutions for financial technology companies and has a team ready to create a perfect solution for their needs.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
ASSETS
Cash and cash equivalents
Cash and due from banks	$75,935	$102,480	$55,273	$62,098	$53,376
Federal funds sold	31,593	25,074	21,081	10,677	11,468
Total cash and cash equivalents	107,528	127,554	76,354	72,775	64,844
Investment securities available for sale, at fair value	147,414	118,844	91,823	102,191	92,791
Investment securities held to maturity, at carrying value	22,520	23,114	23,843	23,878	23,914
Restricted equity securities, at cost	4,616	4,616	5,041	5,041	6,157
Loans held for sale, at carrying value	57,006	—	—	—	—
Loans, net of allowance for loan losses of $12,877, $14,346, $13,731, $9,898, and $9,584, respectively	1,230,379	1,279,899	1,259,012	1,059,628	1,030,425
Premises and equipment, net	14,289	14,474	14,416	14,666	14,153
Other real estate owned, net	1,180	1,580	1,175	1,207	1,207
Accrued interest and other receivables	9,604	8,579	7,458	4,809	5,420
Bank owned life insurance	25,341	25,157	24,959	24,761	24,562
Other assets	23,288	26,371	24,786	20,786	13,885
Total Assets	$1,643,165	$1,630,188	$1,528,867	$1,329,742	$1,277,358
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$370,497	$416,648	$388,104	$240,979	$252,707
Interest bearing DDA deposits	70,307	72,807	18,266	16,846	53,707
Savings and NOW deposits	74,099	69,015	65,876	60,454	63,015
Money market deposits	426,600	348,146	332,246	265,443	141,337
Time deposits	496,743	510,429	537,840	559,489	560,857
Total deposits	1,438,246	1,417,045	1,342,332	1,143,211	1,071,623
Federal Home Loan Bank advances and other borrowings	—	—	10,000	10,000	40,000
Subordinated debt	14,834	14,827	14,819	14,812	14,805
Other liabilities	22,420	25,055	21,546	21,424	13,896
Total Liabilities	1,475,500	1,456,927	1,388,697	1,189,447	1,140,324
Stockholders’ Equity:
Preferred stock, $1 par value - 2,000,000 shares authorized
Non-cumulative perpetual, 28,750 shares issued and outstanding	27,263	27,527	—	—	—
Common stock, par value $4 per share, authorized 10,000,000 shares; issued and outstanding, 7,443,842 shares at December 31, 2020 including 161,435 unvested shares, 8,277,837 shares at September 30,2020 including 162,917 unvested shares, 8,263,941 shares at June 30, 2020 including 155,742 unvested shares, 8,260,231 shares at March 31, 2020 including 155,742 unvested shares, 8,260,259 shares at December 31, 2019 including 160,961 unvested shares.	29,130	32,460	32,433	32,418	32,397
Capital surplus	66,116	75,217	74,850	74,482	75,117
Retained earnings	44,179	37,105	31,933	32,567	29,097
Accumulated other comprehensive income	977	952	954	828	423
Total Stockholders’ Equity	167,665	173,261	140,170	140,295	137,034
Total Liabilities and Stockholders’ Equity	$1,643,165	$1,630,188	$1,528,867	$1,329,742	$1,277,358

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-Ended		Three Months Ended
	December 31, 2020	December 31, 2019	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
INTEREST INCOME:
Interest and fees on loans	$59,634	$55,208	$15,933	$15,083	$14,399	$14,220	$14,223
Interest on investment securities	2,007	2,202	519	491	496	501	534
Interest on federal funds sold	431	1,403	15	12	9	395	271
Total interest income	62,072	58,813	16,467	15,586	14,904	15,116	15,028
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	317	998	108	56	36	117	195
Interest on savings and NOW deposits	221	289	52	55	50	64	71
Interest on money market deposits	2,162	2,379	418	490	474	778	489
Interest on time deposits	12,322	14,196	2,583	2,841	3,333	3,566	3,730
Interest on Federal Home Loan Bank advances and other borrowings	107	549	—	13	44	50	92
Interest on subordinated debt	966	966	240	245	241	241	244
Total interest expense	16,095	19,377	3,401	3,700	4,178	4,816	4,821
Net interest income	45,977	39,436	13,066	11,886	10,726	10,300	10,207
Provision for loan losses	3,610	1,618	(2,950)	635	5,575	350	358
Net interest income after provision for loan losses	42,367	37,818	16,016	11,251	5,151	9,950	9,849
NON-INTEREST INCOME:
Deposit account service charges	1,916	1,668	509	487	433	487	460
Bank owned life insurance income	779	498	183	199	198	199	181
Loan swap fee income	3,510	989	833	1,851	423	403	111
Net gain on available-for-sale securities	—	5	—	—	—	—	—
Net gain on sale of loans	33	566	—	33	—	—	—
Other fee income	1,255	1,136	378	288	264	325	407
Total other income	7,493	4,862	1,903	2,858	1,318	1,414	1,158
NON-INTEREST EXPENSES:
Salaries and employee benefits	17,937	15,776	4,746	4,495	4,263	4,433	4,179
Furniture and equipment expenses	2,128	1,728	601	574	500	454	457
Advertising and marketing	1,003	906	290	266	191	256	375
Occupancy expenses	1,270	864	360	332	311	267	221
Outside services	959	863	263	215	205	276	169
Administrative expenses	674	731	166	167	177	164	198
Other operating expenses	6,329	4,508	1,732	1,589	1,713	1,293	1,104
Total other expenses	30,300	25,376	8,158	7,638	7,360	7,143	6,703
Income before income tax (benefit)	19,560	17,304	9,761	6,471	(891)	4,221	4,304
Income tax expense (benefit)	3,843	3,354	2,051	1,299	(257)	751	742
Net Income (loss)	15,717	13,950	7,710	5,172	(634)	3,470	3,562
Preferred stock dividends	635	—	635	—	—	—	—
Net income (loss) available to common shareholders	15,082	$13,950	$7,075	$5,172	$(634)	$3,470	$3,562
Net income (loss) per common share, basic and diluted	$1.85	$1.69	$0.92	$0.63	$(0.08)	$0.42	$0.43
Weighted average number of common shares, basic and diluted	8,131,334	8,251,302	7,700,470	8,272,570	8,263,370	8,287,317	8,260,259

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	December 31, 2020		September 30, 2020		December 31, 2019		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$324,906	26.0%	$325,516	25.0%	$272,620	26.2%	-0.2%	19.2%
Residential real estate loans	183,531	14.7%	157,518	12.1%	150,848	14.5%	16.5%	21.7%
Commercial real estate loans	466,898	37.4%	505,201	38.8%	421,870	40.5%	-7.6%	10.7%
Commercial industrial loans - Other	94,847	7.6%	88,884	6.8%	121,225	11.6%	6.7%	-21.8%
Commercial industrial loans - PPP Loans	135,180	10.8%	173,075	13.3%	—	0.0%	-21.9%	100.0%
Consumer loans	44,073	3.5%	51,505	4.0%	75,583	7.2%	-14.4%	-41.7%
Total Gross Loans	$1,249,435	100.0%	$1,301,699	100.0%	$1,042,146	100.0%	-4.0%	19.9%
Less: Allowance for loan losses	(12,877)		(14,346)		(9,584)
Net deferred loan fees	(6,179)		(7,454)		(2,137)
Net Loans	$1,230,379		$1,279,899		$1,030,425
DEPOSITS:
Non-interest bearing demand deposits	$370,497	25.8%	416,648	29.4%	$252,707	23.6%	-11.1%	46.6%
Interest-bearing demand deposits:
Demand deposits	70,307	4.9%	72,807	5.1%	53,707	5.0%	-3.4%	30.9%
Savings and NOW deposits	74,099	5.2%	69,015	4.9%	63,015	5.9%	7.4%	17.6%
Money market accounts	426,600	29.7%	348,146	24.6%	141,337	13.2%	22.5%	201.8%
Certificates of deposit $250,000 or more	213,077	14.8%	211,800	14.9%	211,935	19.8%	0.6%	0.5%
Certificates of deposit less than $250,000	283,666	19.6%	298,629	21.1%	348,922	32.5%	-5.0%	-18.7%
Total Deposits	$1,438,246	100.0%	$1,417,045	100.0%	$1,071,623	100.0%	1.5%	34.2%
BORROWINGS:
Federal Home Loan Bank advances	—	0.0%	—	0.0%	40,000	73.0%	0.0%	-100.0%
Subordinated debt	14,834	100.0%	14,819	100.0%	14,805	27.0%	0.1%	0.2%
Total Borrowings	$14,834	100.0%	$14,819	100.0%	$54,805	100.0%	0.1%	-72.9%
Total Deposits and Borrowings	$1,453,080		$1,431,864		$1,126,428		1.5%	29.0%

Core customer funding sources (1)	$1,046,087	72.0%	$1,066,236	74.5%	$654,213	58.1%	-1.9%	59.9%
Brokered and listing service sources (2)	392,159	27.0%	350,809	24.5%	417,410	37.1%	11.8%	-6.0%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	40,000	3.5%	0.0%	-100.0%
Subordinated debt (3)	14,834	1.0%	14,819	1.0%	14,805	1.3%	0.1%	0.2%
Total Funding Sources	$1,453,080	100.0%	$1,431,864	100.0%	$1,126,428	100.0%	1.5%	29.0%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended December 31, 2020			For the three months ended December 31, 2019
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,311,726	$15,933	4.86%	$1,023,614	$14,223	5.56%
Investment securities	85,084	519	2.44%	71,387	534	2.99%
Federal funds and interest-bearing deposits	171,933	15	0.03%	74,519	271	1.45%
Total interest earning assets	$1,568,743	$16,467	4.20%	$1,169,520	$15,028	5.14%
Other assets	71,013			55,251
Total assets	$1,639,756			$1,224,771
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$71,906	$108	0.60%	$54,176	$195	1.44%
Money market deposit accounts	390,645	418	0.43%	134,011	489	1.46%
Savings and NOW deposits	70,542	52	0.29%	63,916	71	0.44%
Time deposits	509,963	2,583	2.03%	570,794	3,730	2.61%
Total interest-bearing deposits	$1,043,056	$3,161	1.21%	$822,897	$4,485	2.18%
Federal funds and repos purchased	—	—	—	11	—	—
Subordinated debt	14,831	240	6.47%	14,802	244	6.59%
FHLB borrowings	—	—	—	15,370	92	2.39%
Total interest-bearing liabilities	$1,057,887	$3,401	1.29%	$853,080	$4,821	2.26%
Demand deposits and other liabilities	414,581			236,396
Total liabilities	$1,472,468			$1,089,476
Stockholders’ Equity	167,288			135,295
Total Liabilities and Stockholders’ Equity	$1,639,756			$1,224,771
Interest Rate Spread			2.91%			2.88%
Net Interest Income		$13,066			$10,207
Net Interest Margin			3.33%			3.49%
Net Interest Margin, excluding PPP loans(4)			3.21%			3.49%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $157.8 million and related interest income of approximately $394,000 for the three months ended December 31, 2020
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the year ended December 31, 2020			For the year ended December 31, 2019
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,219,525	$59,634	4.89%	$984,014	$55,208	5.61%
Investment securities	76,414	2,007	2.63%	71,149	2,202	3.09%
Federal funds and interest-bearing deposits	135,688	431	0.32%	72,643	1,403	1.93%
Total interest earning assets	$1,431,627	$62,072	4.34%	$1,127,806	$58,813	5.21%
Other assets	66,561			45,282
Total assets	$1,498,188			$1,173,088
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$37,431	$317	0.85%	$56,675	$998	1.76%
Money market deposit accounts	314,398	2,162	0.69%	129,606	2,379	1.84%
Savings and NOW deposits	66,028	221	0.33%	62,047	289	0.47%
Time deposits	535,116	12,322	2.30%	544,084	14,196	2.61%
Total interest-bearing deposits	$952,973	$15,022	1.58%	$792,412	$17,862	2.25%
Federal funds and repos purchased	—	—	—	37	1	2.70%
Subordinated debt	14,820	966	6.52%	14,791	966	6.53%
FHLB borrowings	6,189	107	1.73%	21,162	548	2.59%
Total interest-bearing liabilities	$973,982	$16,095	1.65%	$828,402	$19,377	2.34%
Demand deposits and other liabilities	375,046			215,405
Total liabilities	$1,349,028			$1,043,807
Stockholders’ Equity	149,160			129,281
Total Liabilities and Stockholders’ Equity	$1,498,188			$1,173,088
Interest Rate Spread			2.69%			2.88%
Net Interest Income		$45,977			$39,436
Net Interest Margin			3.21%			3.50%
Net Interest Margin, excluding PPP loans(4)			3.21%			3.50%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $116.7 million and related interest income of approximately $1.2 million for the year ended December 31, 2020
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Per share Data and Shares Outstanding
Earnings (losses) per common share (basic and diluted)	$0.92	$0.43	$1.85	$1.69
Book value per common share	$18.86	$16.59	$18.86	$16.59
Weighted average common shares (basic and diluted)	7,700,470	8,260,259	8,131,334	8,251,302
Common shares outstanding at end of period	7,443,842	8,260,259	7,443,842	8,260,259
Performance Ratios
Return on average assets (annualized)	1.88%	1.16%	1.05%	1.19%
Return on average assets, excluding impact of PPP loans (annualized)(2)	1.61%	1.16%	0.87%	1.19%
Return on average equity (annualized)	18.44%	10.53%	10.54%	10.79%
Yield on earning assets (annualized)	4.20%	5.14%	4.34%	5.21%
Cost of interest bearing liabilities (annualized)	1.29%	2.26%	1.65%	2.34%
Net interest spread	2.91%	2.88%	2.69%	2.88%
Net interest margin (annualized)	3.33%	3.49%	3.21%	3.50%
Net interest margin, excluding PPP loans (annualized)(2)	3.21%	3.49%	3.21%	3.50%
Noninterest income as a percentage of average assets (annualized)	0.46%	0.38%	0.50%	0.41%
Noninterest expense to average assets (annualized)	1.99%	2.19%	2.02%	2.16%
Efficiency ratio(3)	54.50%	58.98%	56.67%	57.28%
Asset Quality
Loans 30-89 days past due to total gross loans	0.01%	0.03%	0.01%	0.03%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.01%	0.00%	0.01%	0.00%
Other real estate owned	$1,180	$1,207	$1,180	$1,207
Non-performing assets	$1,330	$1,207	$1,330	$1,207
Non-performing assets to total assets	0.08%	0.09%	0.08%	0.09%
Non-performing assets to total assets, excluding PPP loans(2)	0.09%	0.09%	0.09%	0.09%
Allowance for loan losses to total gross loans	1.03%	0.92%	1.03%	0.92%
Allowance for loan losses to total loans, excluding PPP loans(2)	1.16%	0.92%	1.16%	0.92%
Allowance for loan losses to non-performing assets	9.68	7.94	9.68	7.94
Net loan charge-offs (recoveries)	$(1,480)	$144	$317	$865
Net charge-offs (recoveries) to average gross loans (annualized)	-0.45%	0.06%	0.03%	0.09%
Net charge-offs (recoveries) to average gross loans, excluding PPP loans (annualized)(2)	-0.52%	0.06%	0.03%	0.09%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$—	$1,482	$—	$1,482
Not performing in accordance with modified terms	$—	$—	$—	$—
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	12.13%	13.74%	12.13%	13.74%
Tier 1 risk-based capital ratio	11.00%	12.91%	11.00%	12.91%
Leverage ratio	10.78%	12.65%	10.78%	12.65%
Common equity tier 1 ratio	11.00%	12.91%	11.00%	12.91%
Other information
Closing stock price	$16.91	$23.00	$16.91	$23.00
Equity / assets	10.20%	10.73%	10.20%	10.73%
Equity / assets, excluding PPP loans(2)	11.12%	10.73%	11.12%	10.73%
Average equity / average assets	10.20%	11.05%	9.96%	11.05%
Average equity / average assets, less average PPP loans(2)	11.29%	11.05%	10.80%	11.05%
Number of full time equivalent employees	126	126	126	126
# Full service branch offices	7	6	7	6

(1)	Regulatory capital ratios as of December 31, 2020 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income

Reconciliation of Certain Non-GAAP Financial Measures

(In thousands)

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,249,435	$1,042,146	$1,249,435	$1,042,146
Less: PPP loans	135,180	—	135,180	—
Loans held for investment, excluding PPP (non-GAAP)	$1,114,255	$1,042,146	$1,114,255	$1,042,146

Average loans held for investment (GAAP)	$1,311,726	$1,023,614	$1,219,525	$984,014
Less: Average PPP loans	157,787	—	116,690	—
Average loans held for investment, excluding PPP (non-GAAP)	$1,153,939	$1,023,614	$1,102,835	984,014

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Net interest margin adjustment
Net interest income (GAAP)	$13,066	$10,207	$45,977	$39,436
Less: PPP fees recognized	1,363	—	2,598	—
Less: PPP interest income earned	394	—	1,167	—
Net interest income, excluding PPP income (non-GAAP)	11,309	10,207	42,212	39,436

Average interest earning assets (GAAP)	1,568,743	1,169,520	1,431,627	1,127,806
Less: average PPP loans	157,787	—	116,690	—
Average interest earning assets, excluding PPP (non-GAAP)	1,410,956	1,169,520	1,314,937	1,127,806

Net interest margin (GAAP)	3.33%	3.49%	3.21%	3.50%
Net interest margin, excluding PPP (non-GAAP)	3.21%	3.49%	3.21%	3.50%

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Total asset adjustment
Total assets (GAAP)	$1,643,165	$1,277,358	$1,643,165	$1,277,358
Less: PPP loans	135,180	—	135,180	—
Total assets, excluding PPP loans (non-GAAP)	1,507,985	1,277,358	1,507,985	1,277,358
Total equity (GAAP)	167,665	137,034	167,665	137,034
Equity / assets, excluding PPP loans (non-GAAP)	11.12%	10.73%	11.12%	10.73%

Average asset adjustment
Average assets (GAAP)	1,639,756	1,224,771	1,498,188	1,173,088
Less: average PPP loans	157,787	—	116,690	—
Total average assets, excluding average PPP loans	1,481,969	1,224,771	1,381,498	1,173,088
Total average equity (GAAP)	167,288	135,295	149,160	129,281
Average equity / average assets, excluding average PPP loans (non-GAAP)	11.29%	11.05%	10.80%	11.02%

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Return on Average Assets, adjusted
Net income (GAAP)	$7,710	$3,562	$15,717	$13,950
Less: PPP fees recognized	1,363	—	2,598	—
Less: PPP interest income	394	—	1,167	—
Net income, excluding PPP income (non-GAAP)	5,953	3,562	11,952	13,950
Average total assets	1,639,756	1,224,771	1,498,188	1,173,088
Less: average PPP loans	157,787	—	116,690	—
Average total assets, excluding PPP (non-GAAP)	1,481,969	1,224,771	1,381,498	1,173,088
Return on average assets, excluding PPP (non-GAAP)	1.61%	1.16%	0.87%	1.19%

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$1,330	$1,207	$1,330	$1,207
Total assets (GAAP)	1,643,165	1,277,989	1,643,165	1,277,989
Less: PPP loans	135,180	—	135,180	—
Total assets, excluding PPP loans (non-GAAP)	1,507,985	1,277,989	1,507,985	1,277,989
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.09%	0.09%	0.09%	0.09%

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$12,877	$9,584	$12,877	$9,584
Total gross loans (GAAP)	1,306,441	1,042,146	1,306,441	1,042,146
Less: PPP loans	135,180	—	135,180	—
Total gross loans, excluding PPP loans (non-GAAP)	1,171,261	1,042,146	1,171,261	1,042,146
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	1.10%	0.92%	1.10%	0.92%

	For the three months ended December 31,		For the year ended December 31,
	2020	2019	2020	2019
Net charge-offs to average loans, adjusted
Total net charge-offs (GAAP)	$(1,480)	144	$317	$865
Total average gross loans (GAAP)	1,307,267	1,024,602	1,216,699	984,446
Less: average PPP loans	157,787	—	116,690	—
Total average gross loans, excluding PPP loans (non-GAAP)	1,149,480	1,024,602	1,100,009	984,446
Net charge-offs (recoveries) to average gross loans, excluding PPP (annualized) (non-GAAP)	-0.52%	0.06%	0.03%	0.09%